UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 18, 2025

MOLECULIN BIOTECH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

5300 Memorial Drive, Suite 950, Houston, TX 77007
(Address of principal executive offices and zip code)

(713) 300-5160
(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	MBRX	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosure

On June 18, 2025, Moleculin Biotech, Inc. (the “Company”), issued a press release which announced it has received a written response from the Office of Oncologic Diseases - Pediatric Oncology, of the U.S. Food and Drug Administration (FDA) regarding the Company’s Initial Pediatric Study Plan (iPSP), which was submitted after a June 2024 end-of-phase 1/2 meeting. The FDA has agreed to a single pediatric approval study in which Annamycin (also known as naxtarubicin) in combination with Cytarabine (also known as “Ara-C” and for which the combination of Annamycin and Ara-C is referred to as “AnnAraC”) will be evaluated as second line therapy in pediatric patients with relapsed/refractory acute myeloid leukemia (R/R AML), a form of cancer.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be “filed” for the purpose of the Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), unless specifically identified therein as being incorporated by reference.

Item 8.01	Other Events.

On June 18, 2025, the Company announced it had received a written response from the Office of Oncologic Diseases - Pediatric Oncology, of the U.S. Food and Drug Administration (FDA) regarding the Company’s Initial Pediatric Study Plan (iPSP), which was submitted after a June 2024 end-of-phase 1/2 meeting. The FDA has agreed to a single pediatric approval study in which Annamycin (also known as naxtarubicin) in combination with Cytarabine (also known as “Ara-C” and for which the combination of Annamycin and Ara-C is referred to as “AnnAraC”) will be evaluated as second line therapy in pediatric patients with relapsed/refractory acute myeloid leukemia (R/R AML), a form of cancer.

As part of the iPSP, the Company proposed a single-arm study evaluating pharmacokinetics (PK), efficacy, and safety of AnnAraC in patients between 2 and 16 years of age. The FDA response calls for including patients from 6 months of age and older, with no minimum number of patients between 6 months and 2 years old. FDA also clarified that drug concentration exposure and safety profile that are comparable would allow extrapolation from efficacy in adults. The FDA said Moleculin would be able to start the pediatric trial before having the full two years of follow-up data from the adult trial.

The Company is in the process of updating its iPSP to incorporate FDA’s recommendations and intends to submit the revised plan to FDA later this quarter. The Company expects to initiate pediatric clinical study in the second half of 2027.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 18, 2025

104	Cover page Interactive Data File (formatted as Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.

Date:	June 18, 2025

By:	/s/ Jonathan P. Foster
Jonathan P. Foster